VAN KAMPEN LIFE INVESTMENT TRUST,
on behalf of its portfolio,
VAN KAMPEN GROWTH AND INCOME PORTFOLIO

Supplement dated January 6, 2009
to the
Class I Shares Prospectus
dated April 30, 2008
and to the
Class II Shares Prospectus
dated April 30, 2008

The Prospectuses are hereby supplemented as follows:

The first three paragraphs of the section entitled “Investment Advisory Services — Portfolio management” are hereby deleted in their entirety and replaced with the following:

Portfolio management.  The Portfolio is managed by members of the Adviser’s Equity Income team. The Equity Income team consist of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Thomas B. Bastian and Mary Jayne Maly, each a Managing Director of the Adviser, and James O. Roeder, Mark J. Laskin and Sergio Marcheli, each an Executive Director of the Adviser.

Mr. Bastian has been associated with the Adviser in an investment management capacity since 2003 and began managing the Portfolio in 2003. Ms. Maly has been associated with the Adviser in an investment management capacity since 1992 and began managing the Portfolio in July 2008. Mr. Roeder has been associated with the Adviser in an investment management capacity since 1999 and began managing the Portfolio in 1999. Mr. Laskin has been associated with the Adviser in an investment management capacity since 2000 and began managing the Portfolio in January 2007. Mr. Marcheli has been associated with the Adviser in an investment management capacity since 2002 and began managing the Portfolio in 2003.

Mr. Bastian is the lead portfolio manager of the Portfolio. Messrs. Roeder, Laskin and Ms. Maly assist Mr. Bastian in the management of the Portfolio. Mr. Marcheli manages the cash position in the Portfolio, submits trades and aids in providing research. Mr. Bastian is responsible for the execution of the overall strategy of the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

LITSPTGI 1/09